UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 27, 2009

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (515) 225-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 29, 2009 FBL Financial Group, Inc. issued a news release announcing that it has entered into an agreement with EMC National Life Company (EMCNL), whereby EMCNL will recapture a block of annuities and life insurance policies with reserves totaling $250 million. The effective date for this transaction is October 1, 2009 with a planned closing by October 30, 2009.

The news release is attached as exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: October 29, 2009

/s/ James P. Brannen
James P. Brannen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News release of the registrant dated October 29, 2009